EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of BF Acquisition Group I, Inc. (the "Company") on Form 10-KSB for the period ending April 30, 2001 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William Bosso, President of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 22, 2004

                           /s/ William Bosso
                           ----------------------------
                           William Bosso, President
                           BF Acquisition Group I, Inc.